Exhibit 10.20

                           UNITY WIRELESS CORPORATION

                             SUBSCRIPTION AGREEMENT

Unity Wireless Corporation

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Gentlemen:

1.    Subscription

      a. The undersigned hereby subscribes for and agrees to purchase for CDN$350,000 (the "Commitment") (i) the number of shares set forth below of Common Stock, par value US$0.001 per share (the "Shares"), of Unity Wireless Corporation (the "Company"), a Delaware corporation, and (ii) warrants in the form of Exhibit A ("Warrants") to purchase the number of shares ("Warrant Shares") set forth below. Purchases shall be made in two installments at the purchase prices provided hereinafter. The Shares, the Warrants and the Warrant Shares are referred to herein as the "Securities."

2.    Installments

      a. As the first installment, the undersigned tenders herewith a CDN$150,000 cheque payable to the order of Unity Wireless Corporation. The CDN$150,000 paid by the undersigned on the date hereof constitutes the purchase price for

            i.    833,333 Shares at CDN$0.18 (US$0.13) per Share; and

            ii. Warrants to purchase 416,667 Shares at an exercise price of CDN$0.36 (US$0.26) per Warrant Share, each such Warrant entitling the undersigned to purchase one additional Share of the Company at any time until August 7, 2005.

      b. As the second installment, the undersigned shall invest the CDN$200,000 balance of his total Commitment hereunder within 15 days of the receipt by him of a written notice from the Company stating that the holders of all outstanding convertible notes of the Company have converted their notes into Common Stock of the Company on such terms as the noteholders and the Company shall agree. Such CDN$200,000 shall be deemed the purchase price for

            i. that number of Shares as shall be purchasable at a price which is equal to 80% of the average closing price of the Company's shares on Nasdaq during the 10 trading days immediately preceding the date of the notice referred to in 2 (b) above; and

            ii. Warrants to purchase half (1/2) the number of Shares referred to in 2 (b)(i) above at an exercise price per Warrant Share which is equal to twice the price referred to in 2 (b)(i) above, each such Warrant entitling the undersigned to purchase one additional Share of the Company at any time until December 31, 2005.

      c. The Company and the undersigned may in their discretion reach an agreement on the investment by the undersigned of CDN$300,000 in additional funds for additional Shares.

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3.    Restrictions

      a. The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act") or any state or foreign securities laws. The Company has no obligation to register the Securities, or to assist in complying with any exemption from registration. The undersigned agrees not to sell or otherwise transfer ("Transfer") any of the Securities in the absence of an effective registration statement under the Act or an opinion of counsel satisfactory to the Company that such Transfer does not require such registration under the Act and will not be in violation of applicable state securities laws.

      b. The restrictions on Transfer with respect to the Securities provided for in this Section shall apply to any securities issued in respect of the Securities (by way of stock split, dividend or otherwise).

4. Each of the Company and its wholly-owned subsidiary, Unity Wireless Systems Corp. ("UWSC"), hereby acknowledges, represents, warrants to, and agrees with, the Subscriber as follows:

      a. Each of the Company and UWSC have been duly incorporated and organized and are valid and subsisting corporations under the laws of their respective jurisdictions of incorporation, and are duly qualified to carry on business in the Province of British Columbia and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary.

      b. The Company has the full corporate right, power and authority to execute this Agreement and to issue the Securities to the undersigned pursuant to the terms of this Agreement.

      c. This Agreement constitutes a binding and enforceable obligation of the Company, enforceable in accordance with its terms.

      d. The Shares and the Warrant Shares, when allotted and issued, will be fully paid and non-assessable.

      e. There is no suit, action, claim, investigation or inquiry by any person or entity or any administrative agency or governmental body, and no legal, administrative or arbitration proceeding pending, or to the Company's or UWSC's knowledge, threatened against the Company or UWSC which has or will materially affect the Company's ability to consummate the transactions herein contemplated.

      f. the Company is a reporting issuer as defined in Regulation S and is not in default of any of its reporting obligations under the Act and the United States Securities Exchange Act of 1934, as amended, the rules and regulations of the U.S. Securities and Exchange Commission thereunder and the securities laws of the states and other jurisdictions of the United States, and the Shares are listed and eligible for trading over-the-counter on the Bulletin Board under the trading symbol "UTYW.OB".

5. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

      a. The undersigned is acquiring and will acquire the Securities for the undersigned's own account, for investment purposes only, and not with a view to or for or in connection with the resale, public distribution or fractionalization thereof, in whole or in part.

      b. The undersigned meets the standards of an "Accredited Investor" set forth under

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            Rule 501(a) of Regulation D under the Act and has such knowledge and experience in financial and business matters that the undersigned with the assistance of the undersigned's representatives and/or advisors, is capable of evaluating the merits and risks of an investment in the Shares.

      c. The certificates representing the Shares will bear a legend in substantially the following form:

            i. "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be offered, sold, transferred, or otherwise disposed of except pursuant to an effective registration statement under that Act and under any applicable state securities laws unless prior to such disposition the issuer is furnished with an opinion of counsel, in form and substance satisfactory to the issuer, that the proposed transaction will be exempt from such registration."

6.    MISCELLANEOUS

      a. The completion of the transactions contemplated in this Agreement is conditional upon (i) the Company obtaining all necessary regulatory approvals in the United States and in Canada with respect to the transactions contemplated herein; and (ii) the Company and the undersigned concluding a definitive stock option agreement, as contemplated in the letter agreement entered into between the parties hereto on August 4, 2003.

      b. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      c. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by standard mail, by facsimile or other means of electronic communication or by hand-delivery. Notice of any change of address shall also be governed by this paragraph. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication. Notices and other communications shall be addressed as follows:

                   If to Unity Wireless Corporation:

                   7438 Fraser Park Drive
                   Burnaby, British Columbia
                   V5J 5B9
                   Facsimile Number: (604) 267-2726
                   Email: ilank@unitywireless.com

                   If to Myer Bentob:

                   6600 Trans-Canada Highway
                   Montreal, Quebec
                   H9R 4S2
                   Facsimile Number: (514) 694-2500
                   Email: mbentob@bentelcap.com

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      d.    Except as otherwise provided herein, this Agreement shall bind and benefit the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

      e. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements with respect to the subject matter hereof except as stated or referred to herein.

      f.    This Agreement is not transferable or assignable by the undersigned.

      g. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state. The courts sitting in British Columbia shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

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                                 SIGNATURE PAGE

The undersigned has read and executed this Agreement on August 7, 2003.


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Myer Bentob

Print Name of Subscriber

(514) 694-7755                          205 197 486
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Telephone Number Social                 Security/Tax ID Number(s)

Set Forth Address Below:

331 Beaconsfield Blvd.
Beaconsfield, Quebec
H9W 4A6

Approved:

UNITY WIRELESS CORPORATION



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Ilan Kenig
Chief Executive Officer